CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net Income (Loss)	$ 50,033	$ (10,352)	$ (95,306)
Other Comprehensive Income (Loss)
Translation Differences	157	(498)	(172)
Unrealized Gain (Loss) on Defined Benefit plan	(76)	420	40
Other Comprehensive Income (Loss)	81	(78)	(132)
Total Comprehensive Income (Loss)	$ 50,114	$ (10,430)	$ (95,438)